UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2014

Energy XXI Ltd

(Exact name of registrant as specified in its charter)

BERMUDA	001-33628	98-0499286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Canon’s Court, 22 Victoria Street, P.O. Box HM

1179, Hamilton HM EX, Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (441) 295-2244

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 5.07 of this report is incorporated by reference into this Item 5.02.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 4, 2014, Energy XXI Ltd (the “Company”) held its 2014 Annual General Meeting of Shareholders (the “Annual Meeting”). As of the close of business on September 22, 2014, the record date for the Annual Meeting, 93,866,877 shares of the Company’s common shares, par value $0.005 per share (“Common Shares”), were issued and outstanding and entitled to vote at the Annual Meeting, of which 81,940,928 (approximately 87%) were present in person or by proxy. The proposals are described in detail in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (“SEC”) on October 10, 2014. The final results for the votes regarding each proposal are set forth below.

PROPOSAL NO. 1: ELECTION OF CLASS III DIRECTORS

The Company’s shareholders voted to re-elect each of the following persons as Class III directors to serve for a three-year term expiring at the 2017 Annual General Meeting of Shareholders or until their successors are duly elected and qualified. The voting results were as follows:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
John D. Schiller, Jr.	59,465,615	2,307,166	20,168,147
William Colvin	59,092,644	2,680,137	20,168,147

PROPOSAL NO. 2: CORPORATE NAME CHANGE

The Company’s shareholders voted to approve changing the name of the Company from Energy XXI (Bermuda) Limited to Energy XXI Ltd. The voting results were as follows:

Votes For	Votes Against	Abstain
79,802,811	1,927,394	210,723

PROPOSAL NO. 3: CANCELLATION OF ADMISSION OF COMMON SHARES TO AIM

The Company’s shareholders voted to authorize the Board of Directors, at its discretion, to cancel the admission of our Common Shares to the Alternative Investment Market of the London Stock Exchange (“AIM”), to be effective any time on or before March 13, 2015. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
61,027,626	575,535	169,620	20,168,147

The board of the Company has resolved to effect the AIM Admission cancellation and has set a preferred cancellation date of December 12, 2014.

PROPOSAL NO. 4:

The Company’s shareholders voted to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement for the Annual Meeting pursuant to Item 402 of Regulation S-K of the rules of the SEC. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
15,915,386	45,136,700	720,695	20,168,147

PROPOSAL NO. 5: APPROVAL OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUDITORS’ REMUNERATION

The Company’s shareholders voted to ratify the appointment of UHY LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015 and authorized the Audit Committee of the Board to set the auditors’ remuneration for the fiscal year ending June 30, 2015:

Votes For	Votes Against	Abstain
79,626,058	2,083,583	231,287

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy XXI Ltd
By:	/s/ Bruce W. Busmire
Name:	Bruce W. Busmire
Title:	Chief Financial Officer

Date: November 5, 2014